 INVESCO ENERGY FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         1

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                          16,419
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                           1,744
          Class C                                           5,225
          Class Y                                           1,633
          Investor Class                                   10,286
          Class R5                                            697

74V.  1   Net asset value per share (to nearest cent)
          Class A                                         $ 36.86
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                         $ 33.45
          Class C                                         $ 32.63
          Class Y                                         $ 36.98
          Investor Class                                  $ 36.73
          Institutional Class                             $ 37.70

 INVESCO GOLD & PRECIOUS METALS FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         2

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            25,181
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             3,778
          Class C                                             6,717
          Class Y                                             2,415
          Investor Class                                     23,808

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $  8.67
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $  8.37
          Class C                                           $  8.94
          Class Y                                           $  8.78
          Investor Class                                    $  8.73

 INVESCO LEISURE FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         4

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                             1,424
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               100
          Class C                                               332
          Class R                                                35
          Class Y                                               178
          Investor Class                                      7,010

74V.  1   Net asset value per share (to nearest cent)
          Class A                                            $39.46
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                            $37.28
          Class C                                            $35.96
          Class R                                            $39.11
          Class Y                                            $39.64
          Investor Class                                     $39.36

 INVESCO TECHNOLOGY FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         6

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                             7,775
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               567
          Class C                                               820
          Class Y                                               127
          Investor Class                                     10,436
          Class R5                                               25

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 33.28
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 30.73
          Class C                                           $ 29.91
          Class Y                                           $ 33.30
          Investor Class                                    $ 33.05
          Class R5                                          $ 36.35

 INVESCO UTILITIES FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 3,243
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $   169
           Class C                                $   268
           Class Y                                $    92
           Investor Class                         $   857
           Class R5                               $   141

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.2284
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $0.1646
           Class C                                $0.1661
           Class Y                                $0.2521
           Investor Class                         $0.2303
           Class R5                               $0.2676

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 14,052
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    965
           Class C                                  1,556
           Class Y                                    328
           Investor Class                           3,784
           Class R5                                    52
           Class R6                                   501

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 17.72
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 17.76
           Class C                                $ 17.91
           Class Y                                $ 17.87
           Investor Class                         $ 17.86
           Class R5                               $ 17.73
           Class R6                               $ 17.74

 INVESCO AMERICAN VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 1,588
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    88
           Class R                            $    48
           Class Y                            $   971
           Class R5                           $    96

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.0677
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.0617
           Class R                            $0.0311
           Class Y                            $0.1278
           Class R5                           $0.1049

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             23,776
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              1,336
           Class C                              2,724
           Class R                              1,620
           Class Y                              9,259
           Class R5                               560
           Class R6                                 0

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 31.14
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 28.36
           Class C                            $ 27.88
           Class R                            $ 31.11
           Class Y                            $ 31.25
           Class R5                           $ 31.26
           Class R6                           $ 31.26

 INVESCO COMSTOCK FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 41,376
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $  2,410
           Class C                            $  1,791
           Class R                            $  1,245
           Class Y                            $ 17,365
           Class R5                           $  3,864

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.1312
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.1310
           Class C                            $ 0.0704
           Class R                            $ 0.1190
           Class Y                            $ 0.1514
           Class R5                           $ 0.1614

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             308,470
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              16,326
           Class C                              24,390
           Class R                              11,217
           Class Y                             108,758
           Class R5                             16,071
           Class R6                              8,350

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  17.47
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  17.46
           Class C                            $  17.46
           Class R                            $  17.46
           Class Y                            $  17.47
           Class R5                           $  17.46
           Class R6                           $  17.47

 INVESCO TECHNOLOGY SECTOR FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                             7,393
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               294
          Class C                                               817
          Class Y                                                55

74V.  1   Net asset value per share (to nearest cent)
          Class A                                            $11.28
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                            $ 9.97
          Class C                                            $ 9.97
          Class Y                                            $11.71

 INVESCO MID CAP GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            54,140
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             4,790
          Class C                                             5,632
          Class R                                             1,314
          Class Y                                             1,794
          Class R5                                              473

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 27.01
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 23.48
          Class C                                           $ 22.76
          Class R                                           $ 26.71
          Class Y                                           $ 27.57
          Class R5                                          $ 27.62

 INVESCO SMALL CAP VALUE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         24

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            70,258
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             1,796
          Class C                                             8,097
          Class Y                                            40,154

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 17.43
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 15.62
          Class C                                           $ 15.30
          Class Y                                           $ 17.71

 INVESCO VALUE OPPORTUNITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-3826
SERIES NO.:         26

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            66,979
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             5,462
          Class C                                             9,407
          Class R                                             1,794
          Class Y                                             1,065
          Class R5                                              367

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 10.61
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 10.46
          Class C                                           $ 10.32
          Class R                                           $ 10.58
          Class Y                                           $ 10.61
          Class R5                                          $ 10.66